UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2008 (January 29, 2008)
PETROHAWK ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-33334	86-0876964

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600
Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On January 29, 2008, Petrohawk Energy Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Company sold an aggregate of 18,000,000 shares of its common stock, $0.001 par value (the “Common Stock”) to the several underwriters named in the Underwriting Agreement (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 2,700,000 shares of Common Stock at the public offering price less underwriting discounts and commissions.
     The Company has been notified that the Underwriters have exercised in full their option to purchase additional shares of Common Stock. The Company expects that the closing of the transaction under the Underwriting Agreement, including closing on shares of Common Stock subject to the Underwriters’ option to purchase additional shares, is to occur on February 1, 2008, subject to customary closing conditions.
     The net proceeds from the sale of the Common Stock sold (including Common Shares sold pursuant to the Underwriters’ over-allotment option) are estimated to be approximately $296.3 million (after deducting underwriting discounts and commissions and estimated expenses).
     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, is incorporated herein by reference and is hereby filed. The description of the Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed as part of this current Report on Form 8-K:

Exhibit No.	Item

1.1
Underwriting Agreement, dated January 29, 2008, among the Company and Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., BMO Capital Markets Corp., RBC Capital Markets Corporation, Jefferies & Company, Inc., BNP Paribas Securities Corp., Tristone Capital (U.S.A.) Inc. and Friedman, Billings, Ramsey & Co., Inc.

5.1	Opinion of Thompson & Knight LLP as to the validity of the Common Shares.

23.1	Consent of Thompson & Knight LLP (included in exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION
Date: February 1, 2008	By:	/s/ Mark J. Mize
Mark J. Mize
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Item	Exhibit

1.1
Underwriting Agreement, dated January 29, 2008, among the Company and Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., BMO Capital Markets Corp., RBC Capital Markets Corporation, Jefferies & Company, Inc., BNP Paribas Securities Corp., Tristone Capital (U.S.A.) Inc. and Friedman, Billings, Ramsey & Co., Inc.

5.1	Opinion of Thompson & Knight LLP as to the validity of the Common Shares.

23.1	Consent of Thompson & Knight LLP (included in exhibit 5.1)

4